SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

On January 31, 2017, the Company issued 404,167 shares of Common Stock to the Former Chief Financial Officer (Israel) of the Company and 350,000 shares of Common Stock to Former Chief Financial Officer (U.S.) of the Company under their departure settlement agreements with the Company.

On January 31, 2017, the Company dissolved Johnstonsphere, LLC.

On February 1, 2017, the Board of Directors approved the Company’s Amended and Restated Non-Employee Director Compensation Policy, applicable to members of the Board who are not employees of the Company. Under the Amended Director Compensation Policy, beginning on January 1, 2016 each Eligible Director shall be entitled to an annual cash retainer of USD $20, paid semi-annually, and a quarterly stock awards equal to $13, determined based on the closing price of a share of Common Stock on the last trading day of such quarter, as reported on the OTCQB® Venture Marketplace. Eligible Directors shall also receive meeting fees equal to (a) $1.5 for scheduled quarterly meetings of the Board attended in-person, (b) $0.5 for scheduled quarterly meetings of the Board attended by teleconference, (c) USD $0.25 for special meetings of the Board, and (d) $0.5 for meetings of the committees of the Board. If an Eligible Director attends a meeting of the Board and one or more meetings of a committee of the Board on the same date, the Eligible Director shall receive the full fee for the meeting of the Board and 50% of the fee for each meeting of a committee of the Board attended.

On February 13, 2017, the Company entered into a 90 days Loan Agreement with Viskoben Limited to borrow $200 at interest rate of ten percent (10.0%).